UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 13, 2005



                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                          _____________________________


           DELAWARE                         0-18121                       36-3664868
(State or other jurisdiction of    (Commission File Number)  (I.R.S. Employer Identification No.)
        Incorporation)

  55TH STREET & HOLMES AVENUE                                                60514
   CLARENDON HILLS, ILLINOIS                                              (Zip Code)
(Address of principal executive
           offices)


        Registrant's telephone number, including area code (630) 325-7300





                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [  ]     Written communications pursuant to Rule 425 under the
                  Securities Act (17 CFR 230.425)

         [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
                  Act (17 CFR 240.14a-12)

         [  ]     Pre-commencement communications pursuant to Rule 14d-2(b)
                  under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]     Pre-commencement communications pursuant to Rule 13e-4(c)
                  under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE

         On September 13, 2005, MAF Bancorp, Inc. ("MAF") issued a press release announcing its participation in the Lehman Brothers 2005 Financial Services Conference to be held in New York, New York on September 13-15, 2005. The Company's presentation on September 15, 2005, will be broadcast on the Internet at http://www.customer.talkpoint.com/LEHM002/091305a_cs/default.asp?entity=
MAFBanc and will also be available through MAF's website at www.mafbancorp.com.

         The press release, attached hereto as Exhibit 99.1, and the presentation materials being used at the conference, attached hereto as
Exhibit 99.2, are incorporated herein by reference.

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MAF BANCORP, INC.


                                               By:  /s/ Jerry A. Weberling
                                                    ----------------------------
                                                    Jerry A. Weberling
                                                    Executive Vice President and
                                                      Chief Financial Officer

Date: September 13, 2005

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

                                  EXHIBIT LIST

Exhibit
-------

99.1     Press Release dated September 13, 2005

99.2     Conference Presentation Materials

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